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                                                                    Exhibit 10.2


                         REGISTRATION RIGHTS AGREEMENT


      REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") dated as of April 2, 1999, by and between Golf Trust of America, Inc., a Maryland corporation (the "COMPANY"), and AEW Targeted Securities Fund, L.P. (the "PURCHASER").

      This Agreement is made pursuant to a certain Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated as of the date hereof by and between the Company and the Purchaser, pursuant to which the Purchaser shall purchase 800,000 shares of Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of the Company (the "PREFERRED STOCK"), which are convertible into shares of Common Stock, par value $.01 per share, of the Company. In order to induce the purchasers to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Stock Purchase Agreement.

      In consideration of the foregoing, the parties hereby agree as follows:

      SECTION 1. DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

      "ADVICE" has the meaning set forth in Section 3.

      "AFFILIATE" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

      "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

      "COMMISSION" means the Securities and Exchange Commission.

      "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company,

      "COMPANY" has the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

      "CONTROLLING PERSONS" has the meaning set forth in Section 6(a).


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      "DAMAGES" has the meaning set forth in Section 6(a).

      "DEVELOPMENT SUSPENSION NOTICE" has the meaning set forth in Section 4.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

      "HOLDER" means (i) each Person (other than the Company and its Affiliates) who is a signatory to this Agreement as listed on Schedule 1 hereto and (ii) each Person (other than the Company and its Affiliates) to whom a Holder transfers Securities if such Person acquires such Securities as Registrable Securities.

      "HOLDER'S UNDERWRITTEN OFFERING" has the meaning set forth in Section
3(s).

      "INSPECTORS" has the meaning set forth in Section 3(k).

      "LIMITED PARTNERS" shall mean the limited partners of Golf Trust of America, L.P., a Delaware limited partnership.

      "NASD" has the meaning set forth in Section 3(m).

      "NASDAQ" has the meaning set forth in Section 3(m).

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

      "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      "RECORDS" has the meaning set forth in Section 3(k).

      "REGISTRABLE SECURITIES" means the Securities; PROVIDED, HOWEVER, that any Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Securities has been declared effective and such Registrable Securities have been disposed of by the holder thereof pursuant to such effective Registration Statement or any other effective


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registration statement, (ii) such Securities are transferred by the holder thereof to any Person other than a Holder pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or
(iii) such Securities shall have ceased to be outstanding.

      "REGISTRATION EXPENSES" has the meaning set forth in Section 5.

      "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "REQUIRED FILING DATE" has the meaning set forth in Section 2(a).

      "SECURITIES" shall mean the Preferred Stock, including any subdivisions, reclassifications or other recapitalization thereof and all shares of Common Stock issued or to be issued to the Holders upon the conversion of their Preferred Stock.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, the rules and regulations of the Commission promulgated thereunder.

      "SECTION 3 SUSPENSION NOTICE" has the meaning set forth in Section 3.

      "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a).

      "STOCK PURCHASE AGREEMENT" has the meaning set forth in the introduction.

      "SUSPENSION NOTICE" has the meaning set forth in Section 4.

      "TARGET EFFECTIVE DATE" means the date thirty (30) days after the earlier of (i) a Required Filing Date or (ii) the date on which the Shelf Registration Statement is actually filed with the Commission.

      SECTION 2. (a) SHELF REGISTRATION.

                  (i) FILING; EFFECTIVENESS. No later than thirty (30) days after the closing of the transactions contemplated by the Stock Purchase Agreement (the "REQUIRED FILING DATE"), the Company shall prepare and file with the Commission a "shelf" registration statement (the "SHELF REGISTRATION STATEMENT") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect) covering all of the Registrable Securities. The Company shall use its commercially reasonable efforts


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

      to have the Shelf Registration Statement declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for a period expiring on the date on which all of the Registrable Securities cease to be Registrable Securities.

                  (ii) SUPPLEMENTS; AMENDMENTS. The Company agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or as otherwise required by this Agreement.

                  (iii) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected as a Shelf Registration Statement unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after the Shelf Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. If a registration requested pursuant to this Section 2 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

            (b) DEMAND REGISTRATION RIGHTS. At any time (i)(a) after the Shelf Registration Statement is no longer effective or (b) a suspension of the Holder's rights as provided in Section 4(a) exceeds ninety (90) days, and (ii) upon the affirmative vote of no less than a majority of the issued and outstanding (excluding treasury stock) Registrable Securities owned by the Holders at that time (such group of holders the "Majority Holders") and (iii) provided the aggregate fair market value (to be calculated as the aggregate number of shares to be subject to an offering multiplied by the average closing sales price of the Common Stock during the twenty trading days prior to the applicable date) of the Registrable Securities to be subject to such requested registration shall equal at least $3 million dollars as of the date of the notice delivered by the Majority Holders to the Company requesting such Demand Registration Statement under this Section 2(b), then the Holders shall have the right to request the Company to prepare and file one or more registration statements (a "DEMAND REGISTRATION STATEMENT") covering the Registrable Securities; PROVIDED HOWEVER, if the requested registration pursuant to this
Section 2(b) involves a syndicated underwritten offering that contemplates a "road show," which requires the Company's executive officers to accompany the underwriters with their sales efforts, then the aggregate fair market value (to be calculated as the aggregate number of shares to be subject to an offering multiplied by the average closing sales price of the Common Stock during the twenty trading days prior to the applicable date) of the Registrable Securities


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

to be subject to such requested registration shall equal at least $5 million dollars as of the date of the notice delivered by the Majority Holders to the Company requesting such Demand Registration Statement under this Section 2(b). The Company covenants and agrees with Purchaser that, upon written request of such Holders made pursuant to this Section 2(b) (which request shall state the number of Registrable Securities to be so registered and the intended method of distribution thereof), the Company shall use its reasonable best efforts to file a Demand Registration Statement under the Securities Act, to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of such Holders.

      The Majority Holders may demand in writing that the Company list, not earlier than one year following the date hereof, the Registrable Securities on the principal exchange on which the Company's securities are then listed if so permitted by applicable law and the regulations of such exchange.

            (c) INCIDENTAL REGISTRATION. Whenever the Company proposes to file a registration statement (other than on Form S-4 or on Form S-8 or on any successor form relating to shares issuable in connection with any employee benefit plan (including any option plan) or any transaction of the type to which Rule 145 of the Act or any successor provision is applicable, or any dividend reinvestment or direct stock purchase plan for the benefit of the Company's stockholders), at any time and from time to time (a "REGISTRATION"), it will, prior to such filing, give thirty (30) days' prior written notice to the Holders of its intention to do so and, upon the written request of any Holder, given within fifteen (15) days after the Company provides such notice (which request shall state the intended method of distribution of such shares), the Company shall use its reasonable best efforts to cause all such shares which the Company has been requested to include by any Holder, to be included in the Registration; PROVIDED that the Company shall have the right to postpone or withdraw any Registration effected pursuant to this Section 2(c) without obligation to any Holder. The Company will keep such registration statement effective and current under the Securities Act permitting the sale of the Registrable Securities covered thereby for the same period that the registration statement is maintained effective for other persons (including the Company) selling thereunder.

      In connection with any offering under this Section 2(c) involving an underwritten offering, if, in the good faith written opinion of the underwriters, inclusion of all, or part of, the shares which any Holder has requested to be included would materially or adversely affect such public offering, then the number of such shares of the Holders to be offered will be reduced as follows: (i) no Holder of Registrable Securities shall be entitled to participate in such underwritten offering unless all shares proposed to be sold by the Company for its own account have been included in such underwritten offering, and (ii) after the Company has included its proposed shares, the Limited Partners shall be entitled to include any securities subject to "piggyback registration rights" pursuant to Section 8.07 of the First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P., as amended through and in effect on the date hereof, but including Limited Partners admitted after the date


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

hereof, and (iii) after the Company and the Limited Partners have included their proposed shares, the Holders shall be entitled to include their Registrable Securities in an amount up to the amount that such managing underwriter or underwriters advise may be included therein (as allocated among the Holders pro rata based on the number of Registrable Securities each Holder has requested to include therein). In addition, the Company shall not be required to include any such shares in such underwritten offering unless the Holders thereof accept the terms of the offering as agreed upon between the Company and the underwriters selected by it and execute and deliver an underwriting agreement, including such representations, warranties, covenants, indemnities, opinions and other terms as are customary from selling shareholders in underwritten offerings.

      SECTION 3. REGISTRATION PROCEDURES

      In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

            (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that, prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, Holders' counsel and the managing underwriters, if any, draft copies of all such documents proposed to be filed, and shall, prior to filing such documents, review any comments which are submitted by any Holder or its counsel within five
(5) days after delivery of such documents to such Holder by the Company; PROVIDED, FURTHER, that, except to the extent such comments relate to specific disclosure regarding such Holder or its proposed method of disposition of the Securities, the Company shall not be required to incorporate any such comments into the documents.

            (b) The Company shall (i) prepare and file with the Commission such amendments to such Registration Statement as may be necessary to keep such Registration Statement effective as provided in this Agreement; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act;
(iii) respond as promptly as practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all


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

securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder covered thereby.

            (c) The Company shall promptly furnish to any Holder and the managing underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

            (d) The Company, if necessary, shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws, or obtain appropriate exemptions therefrom, in such states of the United States as are reasonably requested by any Holder in writing; (ii) do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof; (iii) use its commercially reasonable efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep the Registration Statement effective; and (iv) do any and all other acts or things which may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of distribution thereof; PROVIDED, HOWEVER, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(d), (B) to submit to the general service of process in any such jurisdiction where it is not otherwise subject to general service of process or
(C) subject itself to taxation in any such jurisdiction where it is not otherwise subject to taxation.

            (e) The Company shall promptly notify each Holder and Holders' counsel in writing, (i) when a Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue


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

sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and (vi) of the happening of any event which requires the making of any changes in such Registration Statement or Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Registration Statement with the Commission and furnish to the Holders, Holders' counsel and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) The Company shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of a Registration Statement, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

            (g) The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible moment.

            (h) The Company shall, if reasonably requested by Holders' counsel or any Holder, promptly incorporate in a Prospectus supplement or post-effective amendment such information regarding such Holder, the terms of the disposition and the plan of distribution as such Holder or Holders' counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

            (i) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under a Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if

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any, or such Holders may request and keep available and make available to the
Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

            (j) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Securities; provided, however, that such underwriters are reasonably acceptable to the Company. (The Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Holders.)

            (k) The Company shall promptly make available to each Holder, any underwriter participating in any disposition of Registrable Securities pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply such Records as are reasonably requested by any such Inspector in connection with such Registration Statement; PROVIDED, HOWEVER, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential, shall be kept confidential and shall not be disclosed by any Inspector unless (i) subject to the provisions hereof, the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; PROVIDED, FURTHER, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Inspectors by one counsel designated by and on behalf of such Inspectors and reasonably acceptable to the Company.

            (l) The Company shall furnish to each Holder of Registrable Securities included in such offering and to each underwriter, if any, if requested by such Holder or underwriter, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

            (m) The Company shall use its best efforts to cause the Registrable Securities included in a Registration Statement (if the Company and the Registrable Securities so qualify)

(i) to be listed on each national securities exchange, if any, on which securities of such class or series issued by the Company are then listed, or
(ii) if similar securities of the Company are not then listed, to be authorized for quotation or listing, as applicable, on the National Association of Securities Dealers, Inc.'s ("NASD") Nasdaq Stock Market ("NASDAQ").

            (n) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

            (o) The Company shall reasonably assist each Holder and each underwriter participating in the disposition of Registrable Securities with the marketing of such Registrable Securities.

            (p) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, file in a timely fashion all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

            (q) The Company shall maintain a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

            (r) If the Registrable Securities are of a class of securities that is listed on a national securities exchange, the Company shall file copies of any Prospectus with such exchange to satisfy the requirements of Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein.

            (s) Upon the written request of any Holder, unless previously filed, the Company shall promptly file a Form 8-A with the Commission registering the Preferred Stock under the Exchange Act.

            (t) If the Purchaser so elects, the offering of Registrable Securities pursuant to a Shelf Registration Statement or a Demand Registration Statement may be in a form of a registration in which the Registrable Securities are sold to an underwriter for reoffering to the public in a manner requiring registration under the Securities Act (a "HOLDER'S UNDERWRITTEN OFFERING"). If the Holders are conducting a Holder's Underwritten Offering, then the Company agrees to suspend any underwritten offering proposed or being conducted by the Company (other than a registration by the Company on a Form S-4 or S-8, or successor or substantially similar forms of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any plan or (ii) a dividend reinvestment or direct stock purchase plan or (iii) a transaction of the type to which Rule 145 of the Act or any successor provision is applicable) until the date that the Holder's Underwritten Offering is completed.

      In the case of a Shelf Registration Statement, each Holder, upon receipt of any notice (a "SECTION 3 SUSPENSION NOTICE") of the happening of any event of the kind described in Section 3(e)(vi), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) or until such Holder is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, and will request the managing underwriter or underwriters, if any, to deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In no event shall such period extend for longer than ninety (90) days; provided the Company may deliver only two Section 3 Suspension Notices in any twelve-month period without the consent of a majority in interest of the Holders. In the event that the Company shall give any Section 3 Suspension Notice, the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and deliver copies of the supplemental or amended Prospectus as promptly as reasonably practicable.

      The Company may require each Holder to furnish to the Company such information regarding the proposed distribution by such Holder of Registrable Shares as the Company may from time to time reasonably request in writing and no Holder shall be entitled to be named as a selling securityholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company.

      If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require the deletion of the reference to such Holder in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force.

      SECTION 4. SUSPENSION OF OFFERING.

            (a) If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2(a) or the use of any Prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a material business purpose for preserving as confidential or the disclosure of which would materially impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each Holder to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by Section 2 hereof) will be suspended until the date upon which the Company notifies the Holders in writing (a "DEVELOPMENT SUSPENSION NOTICE" and, together with a Section 3 Suspension Notice, a "SUSPENSION NOTICE") that suspension of such rights for the grounds set forth in this Section 4 is no longer necessary, but, in any event, no such period shall extend for longer than ninety (90) days; PROVIDED the Company may deliver only two such notices in any twelve-month period without the consent of a majority in interest of the Holders.

      (b) In the case of the registration of any underwritten public offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any plan or (ii) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any underwritten offering for the resale of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 30th day prior to the expected effective date of the registration statement covering such underwritten public offering or the date on which the proposed offering is expected to commence (which date shall be stated in such notice) and ending on the date specified by such managing underwriter in such written request to such Holder, which date shall not be later than forty-five (45) days after such expected date of effectiveness or the commencement of the offering, as the case may be.

      SECTION 5. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission and securities exchange, Nasdaq or NASD registration, listing and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holder in connection with the state securities or "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 3(l)), Securities Act liability insurance (if the Company elects to obtain such insurance), and the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company whether or not the Shelf Registration Statement to which such expenses relate becomes effective. The Company shall not be required to pay underwriters' discounts, commissions or expenses or stock transfer taxes relating to the Registrable Securities.

      SECTION 6. INDEMNIFICATION AND CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "CONTROLLING PERSONS"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "DAMAGES") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable for Damages to any Holder under this Section 6(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in any such Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii) were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder or the Company has notified such Holder for the need for an amended or supplemental Prospectus and (b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was or was to be corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

            (b) INDEMNIFICATION BY THE HOLDERS. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder set forth in Section 6(a), but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in any such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that such Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to amend or take action to correct or supplement any such Registration Statement or Prospectus in a timely fashion on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails within a reasonable time to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (B) there may be one or more defenses available to such indemnified party or any Affiliate of such indemnified party that are different from or additional to those available to any indemnifying party or any Affiliate of any indemnifying party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or any Affiliate of such indemnified party and such indemnifying party or any Affiliate of such indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ a single separate counsel of its choice (other than local counsel) at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for more than the reasonable fees and expenses of one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration in connection with such settlement.

            (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 6 is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder or insufficient in respect of any Damages incurred by such indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the Damages paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action or omission in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Holder with respect to Registrable Securities sold by such selling Holder exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Holder's obligation to contribute pursuant to this Section 6(d) is several and not joint and shall be determined by reference to the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders. No person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

      Notwithstanding the foregoing, if indemnification is available under paragraph (a) or (b) of this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

      SECTION 7. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities under Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

      SECTION 8. RULE 144A. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission.

      SECTION 9. MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

            (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in interest of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED, HOWEVER, that, no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 4 hereof (other than any immaterial amendment, modification, supplement, waiver or consent) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

            (c) NOTICES. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be sent by facsimile, delivered or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to the Holder, at the facsimile number or address set forth on the signature page hereto or such other facsimile number or address as the Holder shall have furnished to the Company in writing or, if not otherwise provided, in the stock register of the Company, or (b) if to the Company, at its facsimile number or address set forth on the signature page hereto, or at such other address the Company shall have furnished to the Holder and each such other holder in writing.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

            (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles or rules of conflicts of law.

            (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

            (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (j) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            (k) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof, including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                    [SIGNATURE PAGE TO FOLLOW IMMEDIATELY]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                   GOLF TRUST OF AMERICA, INC.


                                   By: /s/ W. Bradley Blair, II
                                       -------------------------------------
                                       Name:  W. Bradley Blair, II
                                       Title: President and CEO

                                   Notice Information:

                                   14 North Adger's Wharf
                                   Charleston, SC 29401
                                   Attn:  W. Bradley Blair, II
                                   Telecopier:  (843) 723-0479

                                   with a copy to:

                                   O'Melveny & Myers LLP
                                   275 Battery Street, Suite 2600
                                   San Francisco, CA  94111
                                   Attn:  Peter T. Healy, Esq.
                                   Telecopier:  (415) 984-8701

                                   AEW TARGETED SECURITIES FUND, L.P.

                                   By: AEW TSF, L.L.C., its General Partner

                                   By: AEW TSF, INC., its Managing Member

                                   By: /s/ Michael J. Buckley
                                       -------------------------------------
                                       Name:  Michael J. Buckley
                                       Title: Vice President

                                   Notice Information:
                                   c/o AEW Capital Management, Inc.
                                   225 Franklin Street
                                   Boston, MA 02125
                                   Attn:  Robert G. Gifford
                                          J. Grant Monahon, Esq.
                                   Telecopier:  (617) 261-9555
                                   with a copy to:

                                   Battler Fowler LLP
                                   75 East 55th Street
                                   New York, NY  10022
                                   Attn:  Steven L. Lichtenfeld, Esq.
                                   Telecopier:  (212) 856-7823